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                                                                   EXHIBIT 10.12



                                 PROMISSORY NOTE

PRINCIPAL         LOAN DATE         MATURITY            LOAN NO        Call/Coll     ACCOUNT       OFFICER
$7,500,000.00     05-15-2002        05-31-2003          1196058561                    86489

BORROWER: The Buckle, Inc. (TIN: 47-0366193)   LENDER: Wells Fargo Bank
          2407 W 24th Street                           Nebraska, N. A.
          Kearney, NE 68845                            Kearney-Main
                                                       21 W. 21st Street
                                                       Kearney, NE 68847
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT: $7,500,000.00 INITIAL RATE: 4.750%  DATE OF NOTE: May 15, 2002

PROMISE TO PAY. The Buckle, Inc. ("Borrower") promises to pay to Wells Fargo Bank Nebraska, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Seven Million Five Hundred Thousand & 00/100 Dollars ($7,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on May 31, 2003. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 30, 2002, with all subsequent interest payments to be due on the last day of each month after that. Unless other wise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on the Note is subject to change from time to time based on changes in an index which is the Prime Rate set from time to time by Wells Fargo Bank, N.A. ("Wells Fargo") that serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender my designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each time the Index changes. Each change in the Prime Rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Wells Fargo. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 4.750% PER ANNUM.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
Minneapolis Loan Ops Center, 730 2nd Ave. South Suite 1000 Minneapolis, MN
55479.

LATE CHARGE: If a payment is 15 days or more late, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OR $15.00, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 4.0000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

         PAYMENT DEFAULT. Borrower fails to make and payment when due under this Note.

         OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or nay of the related documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

         INSECURITY.  Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will by governed by, construed and enforced in accordance with federal law and the laws of the State of Nebraska. This Note has been accepted by Lender in the State of Nebraska.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL.  This loan in unsecured.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposed other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

COLLECTION FROM DEPOSIT ACCOUNT. Lender may collect principal, interest, fees, charges, and other amounts due under this Note by charging Borrower's primary deposit account as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note for such amounts as they become due, or such other deposit account of Borrower as Borrower may otherwise designate. Should there be insufficient funds in said account to pay such sums when due, the full unpaid amount of such sums shall be immediately due and payable by Borrower.

DEFAULT RATE. At Lender's option and without prior notice, upon default or at any time during the pendency of any event of default under this Note or any related loan documents, Lender may increase the interest rate applicable to the Note by four percent (4.0%) (the "Default Rate"), not to exceed the maximum lawful rate. (If the applicable rate is floating or variable rate, then the Default Rate will be a varying rate equal to the sum of the normally applicable Index and spread, plus four percent.) The Default Rate shall remain in effect until the default has been cured and that fact has been communicated to and confirmed by Lender. Lender shall give written notice to Borrower of Lender's imposition of the Default Rate. If the Note is not paid at maturity, Lender may impose the Default Rate from the maturity date to the date paid in full without notice. Lender's imposition of the Default Rate shall not constitute an election of remedies or otherwise limit Lender's rights concerning other paragraph and any other provision of this Note or any related agreement, the provisions of this paragraph shall control. If a default rate is prohibited by applicable law, then the interest rate applicable after default or maturity shall be the prematurity rate which would be applicable in the absence of any default.

ADDITIONAL SECURITY. Notwithstanding anything to the contrary in this or any related agreement, to further secure the indebtedness and obligations of the Note and related loan documents, Borrower pledges and grants to Lender a contractual right of offset and security interest in Borrower's accounts with Lender and Borrower's accounts with any Wells Fargo Affiliate, whether checking, savings, investment, or some other account, including without limitation, accounts held jointly with others and accounts opened in the future, excluding however all IRAs, Keogh accounts, and trust accounts to the extent a security interest would be invalid or prohibited by law. As used herein, "Wells Fargo Affiliate" means any present or future subsidiary of Wells Fargo & Company, and any subsidiary thereof, any successors of such financial service companies.

LOAN FEE AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon Borrower's execution of this Note.

EXTENSION AND RENEWAL. Lender may, at Lender's discretion, renew or extend this Note by written notice ("Renewal Notice") to Borrower. Such renewal or extension shall be effective as of the maturity date of this Note, and may be conditioned among other things on modifications of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in the interest rate applicable to this Note and/or payment of a fee for such renewal or extension. In addition, Lender may increase the principal amount available under the Note at any time. Borrower shall be deemed to have accepted the terms of each Renewal Notice, including any notice of an increase in availability, if Borrower does not deliver to Lender written rejection of such renewal or extension within 10 days following the date of such obligations under this Note, the term, "maturity date" as used in this Note shall mean the new maturity date set forth in the Renewal Notice. This Note may be renewed and extended repeatedly in this manner.

CREDIT BUREAU INQUIRIES. The parties hereto, and each individual signing below in a representative capacity, agree that Lender may obtain business and/or personal credit reports and tax returns on each of them in their individual capacities.

APPLICATION OF PAYMENTS. Notwithstanding the application of payment provided in the Payment section of this Note, unless otherwise agreed, all sums received from Borrower may be applied to interest, fees, principal, or any other amounts due to Lender in any order at Lender's sold discretion. If a final payment amount is set out in the Payment section of this Note, Borrower understands that it is an estimate, and that the actual final payment amount will depend upon when payments are received and other factors.

FURTHER ASSURANCES. The parties hereto agree to do all things deemed necessary by Lender in order to fully document the loan evidenced by this Note and any related agreements, and will fully cooperate concerning the execution and delivery of security agreements, stock powers, instructions and/or other documents pertaining to any collateral intended to secure the Indebtedness. The undersigned agree to assist in the cure of any defects in the execution, delivery or substance of this Note and related agreements, and in the creation and perfection of any liens, security interest or other collateral rights securing this Note.

CONSENT TO SELL LOAN. The parties hereto agree: (a) Lender may sell or transfer all or part of this loan to one or more purchasers, whether related or unrelated to Lender; (b) Lender may provide to any purchaser, or potential purchaser, any information or knowledge Lender may have about the parties or about and other matter relating to this loan obligation, and the parties waive any rights to privacy it may have with respect to such matters; (c) the purchaser of a loan will be considered its absolute owner and will have all the rights granted under the loan documents or agreements governing the sale of the loan; and (d) the purchaser of a loan may enforce its interests irrespective of any claims or defenses that the parties may have against Lender.

ARBITRATION AGREEMENT. Binding Arbitration. Lender, Borrower, and every other party to this agreement hereby agree, upon demand by any party to submit any Dispute to binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any dispute, claim or controversy of any kind, whether in contract or in tort, legal or equitable, now existing or hereafter arising, relating in any way to this Agreement or any related agreement incorporating this Arbitration Program (the "Documents"), or any past, present, or future loans, transactions, contracts, agreements, relationships, incidents or injuries of any kind whatsoever relating to or involving Business Banking, Community Banking, or any successor group or department of Bank. DISPUTES SUBMITTED TO ARBITRATION ARE NOT RESOLVED IN COURT BY A JUDGE OR JURY.

   GOVERNING RULES. Any arbitration proceeding will (I) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (ii) be conducted by the American Arbitration Association ("AAA"), or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Arbitration proceedings hereunder shall be conducted at a location mutually agreeable to the parties, or if they cannot agree, then at a location selected by the AAA in the state of the applicable substantive law primarily governing the Credit. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute. Arbitration may be demanded at any time, and may be compelled by summary proceedings in Court. The institution and maintenance of an action for judicial relief of pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief. The arbitrator shall award all costs and expenses of the arbitration proceeding. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. (Degree)91 or any similar applicable state law.


NO WAIVER OF PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. The arbitration requirement does not limit the right of any party to (I) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any Dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (I), (ii), and (iii) of this paragraph.

ARBITRATOR QUALIFICATIONS AND POWERS. Any arbitration proceeding in which the amount in controversy in $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any Dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. Every arbitrator must be a practicing attorney or a retired member of the state or federal judiciary, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the Dispute. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all Disputes in accordance with the applicable substantive law and may grant any remedy or relief that a court of such state could order of grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the applicable State Rules of Civil Procedure, or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

   DISCOVERY. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the Dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the Dispute with the AAA. Any requests for and extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

MISCELLANEOUS. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. The resolution of any Dispute shall by determined by a separate arbitration proceeding and such Dispute shall not be consolidated with other disputes or included in any class proceeding. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties.

FACSIMILE AND COUNTERPART. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer's execution.

ADVANCES. Notwithstanding anything to the contrary, requests for advances communicated to any office of Lender by any person believed by Lender in good faith to be authorized to make the request, whether written, verbal, telephonic, or electronic, may be acted upon by Lender, and Borrower will be liable for sums advanced by Lender pursuant to such request. Such requests for advances shall be deemed authorized by Borrower, and Lender shall not be liable for such advances made in good faith, and with respect to advances deposited to the credit of any deposit account of Borrower, such advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. Borrower agrees to indemnify and hold Lender harmless from and against all damages, liabilities, costs and expenses (including attorney's fees) arising out of any claim by Borrower or any third party against Lender in connection with Lender's performance of transfers as described above.

LETTERS OF CREDIT AND FOREIGN EXCHANGE. Trade Finance Subfeatures. Borrower shall have available a Letter of Credit Subfeature and a Foreign Exchange Subfeature as described in this section, in a total amount not to exceed the available principal amount of the line of credit evidenced by this Note. 1. Letter of Credit Subfeature. As a subfeature this Note, Lender may from time to time issue or cause to be issued by a Wells Fargo Affiliate (such Lender or Wells Fargo Affiliate being referred to herein as the "Issuer") for your account, commercial and/or standby letter of credit (each individually, a "letter of Credit" and collectively "Letter of Credit"); provided however, that the form and substance of each Letter of Credit shall be the subject to approval by the Issuer in its sole discretion. Each Letter of Credit shall be issued for a term designated by Borrower; provided however, that no Letter of Credit shall have an expiration subsequent to the maturity of the Note. Each Letter of Credit shall be subject to the terms and conditions of a Letter of Credit Agreement and related documents, if any, required by Issuer in connection with the issuance of such Letter of Credit (each individually a "Letter of Credit Agreement" and collectively, the "Letter of Credit Agreements"). Each draft paid by Issuer under a Letter of Credit and reimbursed by Lender and shall be paid with an advance under the Note and shall be repaid by Borrower in accordance with the terms and conditions of the Note applicable to such advances; provided however, that is advances under the Note are not available, for any reason whatsoever, at the time any amount is paid by Lender, then the full amount of such advance shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Issuer or Lender to the date such amount is fully repaid by Borrower, at the rate of interest applicable to advances under the Note. In such even, Borrower agrees that Issuer or Lender, at Issuer's or Lender's sold discretion, may debit Borrower's deposit account(s) with Lender or a Wells Fargo Affiliate for the amount of any such draft. Upon the issuance of an amendment to a Letter of Credit, upon the reimbursement by Lender of a draft under any Letter of Credit, and otherwise as agreed by Borrower and Issuer pursuant to the Letter of Credit Agreements, Borrower shall pay to Issuer or Lender fees determined in accordance with Issuer's/Lender's standard fees and charges at such time. 2. Foreign Exchange Subfeature. As a subfeature of this Note, Lender or a Wells Fargo Affiliate (such Lender of Wells Fargo Affiliate being referred to herein as the "Exchanger") may make available to Borrower a foreign exchange facility under which Exchanger, from time to time up to and including the maturity date of the Note, will enter into foreign exchange contracts for the account of Borrower for the purchase and/or sale by Borrower in United States Dollars of the foreign currency or currencies specified in the foreign exchange agreement establishing the foreign exchange facility. Each foreign exchange transaction shall be subject to the terms and conditions of the foreign exchange agreement, the form and substance of which must be acceptable to the Exchanger in all respects in its sole discretion. 3. Subfeature Limits. The outstanding amount of all Letters of Credit and foreign exchange contracts, plus the reserve percentage applicable to foreign exchange contracts, shall be reserved under the Note and shall not be available for Note advances. The amount of all outstanding foreign exchange contracts plus a reserve of 20% of said amount, plus the aggregate principal amount of all outstanding Letters of Credit, plus the principal amount of any advances outstanding under the Note, shall not at any time exceed the principal amount of the Note, unless allowed by Lender at Lender's full discretion. Any excess amount shall be fully due and payable immediately without notice. As used herein, Wells Fargo Affiliate means any present or future subsidiary of Wells Fargo & Company, any subsidiary thereof, and any successors of such financial service companies.

FINANCIAL STATEMENTS. Borrower agrees to provide to Lender, upon request, financial statements prepared in a manner and form acceptable to Lender, and copies of such tax returns and other financial information and statements as may be requested by Lender. Borrower shall also furnish such information regarding Borrower or the Collateral as may be requested by Lender. Borrower warrants that all financial statements and information provided to Lender are and will be accurate, correct and complete.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Nore are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGRESS TO THE TERMS OF THIS NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

THE BUCKLE, INC.


BY:__________________________________________
       DENNIS H. NELSON, PRESIDENT/CEO OF THE BUCKLE, INC.